UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 8, 2004

Date of Report (date of earliest event reported)

Commission File Number 000-29367

VantageMed Corporation

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	68-0383530 (I.R.S. Employer Identification No.)

3017 Kilgore Road, Suite 180, Rancho Cordova, California 95670

(916) 638-4744

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

On November 12, 2004, VantageMed Corporation filed a Current Report on Form 8-K to report the dismissal of Grant Thornton LLP as its independent public accountants (the “Initial Report”).  This Form 8-K/A amends Item 4.01(a)(i) of the Initial Report to clarify that the statement regarding there being no disagreements applies to the two years ended December 31, 2003, through the date of dismissal and that the statement regarding there being no consultations with Hurley & Company, the new independent accountants, applies through the date that Hurley was retained.

Item 4.01 — Changes in Registrant’s Certifying Accountant

                On November 8, 2004, VantageMed Corporation (1) dismissed Grant Thornton LLP (“Grant Thornton”) as its independent accountants responsible for auditing its financial statements and (2) retained Hurley & Company (“Hurley”) as its new independent accountants.

                    Grant Thornton’s reports on VantageMed Corporation’s financial statements for the two years ended December 31, 2003, did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles, except that the report for the period ended December 31, 2003 was modified to indicate that VantageMed’s recurring losses from operations, accumulated deficit and stockholder’s deficit, raised substantial doubts about its ability to continue as a going concern.  The report for the period ended December 31, 2002 was also modified to indicate that effective January 1, 2003, the Company changed its method of accounting for stock-based compensation arrangements in accordance Statement of Financial Accounting Standards (SFAS) No. 148, Accounting for Stock-Based Compensation — Transition and Disclosure — an amendment of SFAS No. 123.  In addition, the Company’s financial statements for the year ended December 31, 2002 were restated as discussed in Note 2 to the Company’s financial statements filed on Form 10-KSB with the Securities and Exchange Commission on March 30, 2004.

                    The decision to dismiss Grant Thornton and to retain Hurley was unanimously approved by VantageMed’s Board of Directors.

                    For the two years ended December 31, 2003 through the date of dismissal, VantageMed Corporation had no disagreements, whether or not resolved, with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its report. There were no events otherwise reportable under Item 304(a)(1)(iv) of Regulation S-B.

                    During VantageMed’s two most recent fiscal years and through November 8, 2004, VantageMed did not consult Hurley regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on VantageMed’s financial statements.

                    VantageMed provided Hurley with a copy of the report described above.  Attached as Exhibit 16.1 is a copy of a letter from Grant Thornton agreeing with the statements made in this report.

Item 9.01 — Financial Statements and Exhibits

(c)          Exhibits

Exhibit 16.1 — Letter dated December 8, 2004 from Grant Thornton to the Securities and Exchange Commission.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange act of 1934, VantageMed Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VANTAGEMED CORPORATION

	By:	/s/ Philip Ranger
Dated: December 9, 2004		Philip Ranger
Chief Financial Officer